UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – March 22, 2016
(Date of earliest event reported)
QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2016, Questar Gas Company (“Questar Gas”), a wholly owned subsidiary of Questar Corporation (“Questar Corp”), entered into a Second Amendment to Gas Gathering Agreement (the “Amendment”) with QEPM Gathering I, LLC (“QEPM”). The Amendment amends the Gas Gathering Agreement, effective September 1, 1993 (the “1993 Gathering Agreement”), pursuant to which QEPM, as successor in interest, gathers natural gas produced by Wexpro Company (“Wexpro”), a wholly owned subsidiary of Questar Corp, for Questar Gas pursuant to the Wexpro Agreement. Specifically, the Amendment amends the 1993 Gathering Agreement to simplify and make more transparent QEPM’s determination of the cost-of-service gathering rates charged to Questar Gas under the agreement effective January 1, 2016, and to clarify the natural gas that is dedicated for gathering under the agreement.

The Amendment was entered into as part of a settlement and release agreement, dated March 22, 2016, among the parties in the legal action captioned Questar Gas Company v. QEP Field Services Company, which involved a dispute between the parties regarding QEPM’s, and its predecessors’, charges and their right to gather certain natural gas under the 1993 Gathering Agreement. The settlement and release agreement resolved all issues in the case and all associated counter claims. The settlement is not expected to have a material impact on the financial position, results of operations or cash flows of Questar Corporation or Questar Gas Company for future periods because the charges under the Gas Gathering Agreement are included in Questar Gas’s rates as part of its Gas Balancing Account. While the settlement and release agreement is not conditioned on regulatory approval, Utah and Wyoming regulators review Questar Gas’s gas costs, including gathering costs, to determine if they are just and reasonable.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
10.1	Second Amendment to Gas Gathering Agreement, dated March 22, 2016, between Questar Gas Company and QEPM Gathering I, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

March 24, 2016	/s/ Ronald W. Jibson
Ronald W. Jibson Chairman, President and Chief Executive Officer

List of Exhibits:

Exhibit No.	Exhibit
10.1	Second Amendment to Gas Gathering Agreement, dated March 22, 2016, between Questar Gas Company and QEPM Gathering I, LLC.

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